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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JULY 26, 2000

                                 Marex.com, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Florida                   000-25129                    65-0354269
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    (State or Other               (Commission                  (IRS Employer
     Jurisdiction of              File Number)               Identification No.)
     Incorporation)

2701 South Bayshore Drive, 5th Floor, Miami, Florida                33133
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(Address of Principal Offices)                                    (Zip Code)

Registrant's telephone number, including area code:             (305) 285-2003
                                                                --------------

(Former name or former address, if changed since last report) NOT APPLICABLE


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Item 5.  OTHER EVENTS.

         See Exhibit 99 to this Form 8-K, incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit 99.  Marex.com, Inc. Press Release issued July 26, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Marex.com, Inc.
                                           (Registrant)

                                            By: /s/ Kenbian Ng
                                                --------------------------------
                                                Kenbian Ng
                                                Chief Financial Officer

Dated:  August 2, 2000